FRD PSUM1 03/18

SUPPLEMENT DATED March 1, 2018

TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

OF

FRANKLIN RISING DIVIDENDS VIP FUND

(a series of Franklin Variable Insurance Products Trust)

The summary prospectuses of the Fund are amended as follows:

I.  On October 30, 2017, shareholders approved a change in the investment manager for the Franklin Rising Dividends VIP Fund from Franklin Advisory Services, LLC (Advisory Services) to Franklin Advisers, Inc. (Advisers). Therefore, the “Investment Manager” section is replaced with the following:

Investment Manager

Franklin Advisers, Inc. (Advisers)

II.  All other references to Advisory Services with respect to the Franklin Rising Dividends VIP Fund are replaced with Advisers.

Please keep this supplement with your summary prospectus for future reference.

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